As filed with the Securities and Exchange Commission on October 3, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

First Trust Specialty Finance and Financial Opportunities Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First Trust Specialty Finance and Financial Opportunities Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

October 2, 2024

Dear Shareholder:

The accompanying materials relate to the Annual Meeting of Shareholders (the “Meeting”) of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”). The Meeting is scheduled to be held on Tuesday, November 12, 2024, at 12:00 noon Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

At the Meeting, you will be asked to vote on a proposal to elect two of the Trustees of the Fund (the “Proposal”) and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

Voting takes only a few minutes. Each Shareholder’s vote is important. Your prompt response will be much appreciated.

After you have voted on the Proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

We appreciate your participation in this important Meeting.

Thank you.

Sincerely,

James A. Bowen
Chairman of the Board

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.  All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

First Trust Specialty Finance and Financial Opportunities Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Annual Meeting of Shareholders

to be held on November 12, 2024

October 2, 2024

To the Shareholders of First Trust Specialty Finance and Financial Opportunities Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), a Massachusetts business trust, is scheduled to be held on Tuesday, November 12, 2024, at 12:00 noon Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. At the Meeting, shareholders will be asked to consider and vote on Proposal 1 set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

1. To elect two Trustees (the Class II Trustees).

The Board of Trustees of the Fund has fixed the close of business on September 20, 2024 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

Shareholders Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For Signing Proxy Cards Are Set Forth Following The Letter To Shareholders.

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First Trust Specialty Finance and Financial Opportunities Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Annual Meeting of Shareholders

to be held on November 12, 2024

Proxy Statement

October 2, 2024

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about October 11, 2024.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), a Massachusetts business trust, for use at the Annual Meeting of Shareholders of the Fund scheduled to be held on Tuesday, November 12, 2024, at 12:00 noon Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P., the investment advisor to the Fund, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the “Meeting”). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

The principal offices of the Fund are located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Proxy solicitations for the Fund will be made primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by officers and service providers of the Fund, including any agents or affiliates of such service providers.

The costs incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials from the Fund to the person(s) for whom they hold Fund shares.

The close of business on September 20, 2024 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. In the event that, for any reason, a new record date is set for the Meeting, a proxy received from a shareholder who was a shareholder of record on both the Record Date and the new record date will remain in full force and effect unless explicitly revoked by the applicable shareholder.

The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares (“Shares”).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting Scheduled to be Held on November 12, 2024. This Proxy Statement is available on the Internet at https://www.ftportfolios.com/LoadContent/gohu1ptw8y3o. The Fund’s most recent annual and semi-annual reports are also available on the Internet at https://www.ftportfolios.com. To find a report, select the Fund under the “Closed-End Funds” tab, select the “News & Literature” link, and go to the “Quarterly/Semi-Annual or Annual Reports” heading. In addition, the Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”), at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 988-5891.

You may call toll-free (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

In order that your Shares may be represented at the Meeting, you are requested to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
•	allow sufficient time for the proxy card to be received by 12:00 noon Central Time, on Tuesday, November 12, 2024 (the date of the Meeting). (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

Voting

As described further in the proposal, the affirmative vote of the holders of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominees as the Class II Trustees of the Fund provided a quorum is present. Abstentions, withheld votes (as described below) and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), if any, will have no effect on the approval of the proposal.

Shareholders of record on the Record Date are entitled to one vote for each full Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. Using the enclosed proxy card, with respect to each specified nominee, a shareholder may authorize the named proxies to vote the Shares represented thereby for the election of such nominee or may indicate that authority to vote for the election of such nominee is withheld (a “withheld vote”). If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted, or the vote withheld, in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the specified nominees as the Class II Trustees and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting in person; (ii) timely submitting a revocation of a prior proxy to (a) the Fund’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or (b) if the Shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy to the Fund. A list of shareholders of record entitled to notice of the Meeting will be available at the Advisor’s Wheaton, Illinois offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to provide advance written notice to the Fund to inspect the list of shareholders and will also need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

Under the Fund’s by-laws (as amended and restated on June 22, 2023, the “By-Laws”), a quorum with respect to a matter is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the outstanding Shares entitled to vote on the matter. For the purposes of establishing whether a quorum is present with respect to the Meeting, all Shares present in person or by properly submitted proxy and entitled to vote, including abstentions, withheld votes and broker non-votes, if any, shall be counted. The Meeting may be postponed prior to the Meeting with notice to shareholders entitled to vote at the Meeting. In addition, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more matters, whether or not a quorum is present with respect to such matter or matters, and without further notice if the new time and place are announced at the Meeting. Moreover, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at the Meeting, including those that are represented by broker non-votes, if any, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

Shares and Share Ownership

Shares Outstanding on the Record Date

On the Record Date, the Fund had 14,367,591 Shares outstanding. The Fund’s Shares are listed on the New York Stock Exchange (“NYSE”), and its ticker symbol is “FGB.”

Share Ownership Over 5%

To the knowledge of the Board of Trustees of the Fund, as of the Record Date, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owned, beneficially or of record, more than 5% of the Fund’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or otherwise acknowledges the existence of control. If a party controls the Fund, such party may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to ownership of Shares, including percentage of outstanding Shares owned, is based on (1) securities position listing reports as of the Record Date and (2) Schedule 13D and Schedule 13G statements (and amendments thereto) filed with the Securities and Exchange Commission (“SEC”) by shareholders on the dates indicated in such filings. The Fund does not have any knowledge of the identity of the ultimate beneficial owners of the Shares listed below. Further, it is possible that certain holdings may be included in both securities position listing reports and Schedule 13D and/or Schedule 13G statements.

Name and Address of Owner	Shares Owned	% of Outstanding Shares Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	2,467,651 Shares	17.17%
LPL Financial LLC[1] 1055 LPL Way Fort Mill, SC 29715	1,952,574 Shares[1]	13.59%[1]
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	1,909,239 Shares	13.29%
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	1,620,010 Shares	11.27%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, MD 21231	1,241,419 Shares	8.64%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	751,766 Shares	5.23%
Saba Capital Management, L.P.[2] Boaz R. Weinstein[2] Saba Capital Management GP, LLC[2] 405 Lexington Avenue 58th Floor New York, NY 10174	747,940 Shares[2] 747,940 Shares[2] 747,940 Shares[2]	5.21%[2] 5.21%[2] 5.21%[2]
1	Information is based on a securities position listing report as of the Record Date. In addition, on February 9, 2024, LPL Financial LLC, 75 State Street, Boston, MA 02109, filed Amendment No. 1 to Schedule 13G with the SEC. In such filing, LPL Financial LLC reported beneficial ownership of 784,089 Shares, representing 5.5% of outstanding Shares; shared dispositive power over such Shares; and sole voting power, shared voting power and sole dispositive power over 0 Shares.
2	Information is according to Amendment No. 3 to Schedule 13D filed with the SEC pursuant to a joint filing agreement on October 1, 2024. Such filing states that the reporting persons have shared voting power and shared dispositive power over the Shares held.

Proposal: Election of Two (2) Class II Trustees

Two (2) Class II Trustees are to be elected to the Board of Trustees of the Fund by shareholders. Current Trustees Richard E. Erickson and Thomas R. Kadlec are the nominees for election as the Class II Trustees by shareholders of the Fund for a three-year term.

The Fund has established a staggered Board of Trustees pursuant to its By-Laws, and, accordingly, Trustees are divided into the following three (3) classes: Class I, Class II and Class III. Richard E. Erickson and Thomas R. Kadlec are currently the Class II Trustees for a term expiring at the Meeting or until their respective successors are elected and qualified. If elected, Dr. Erickson and Mr. Kadlec will hold office for a three-year term expiring at the Fund’s 2027 annual meeting of shareholders (if held). James A. Bowen, Niel B. Nielson, Bronwyn Wright, Denise M. Keefe and Robert F. Keith are current and continuing Trustees. Mr. Bowen, Mr. Nielson and Ms. Wright are the Class III Trustees for a term expiring at the Fund’s 2025 annual meeting of shareholders (if held). Ms. Keefe and Mr. Keith are the Class I Trustees for a term expiring at the Fund’s 2026 annual meeting of shareholders (if held). Each Trustee will continue to serve until his or her successor is elected and qualified, or until he or she earlier resigns or is otherwise removed.

Required Vote: The nominees for election as the Class II Trustees must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions, withheld votes with respect to one or both nominees and broker non-votes, if any, will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of each nominee listed if your proxy card has been properly executed and timely received by the Fund. If a nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by the Fund’s Board of Trustees in accordance with the Fund’s procedures.

The Board of Trustees Unanimously Recommends that Shareholders Vote
FOR the Election of Each Nominee.

Management

Management of the Fund

The general supervision of the duties performed for the Fund under its investment management agreement with the Advisor is the responsibility of the Fund’s Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund’s officers. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other trusteeships or directorships each Trustee holds, if applicable. As noted above, the Fund has established a staggered Board of Trustees consisting of seven (7) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee’s term begins and ends depends on the Trustee’s designated class and when the Trustee’s successor is elected and qualified. James A. Bowen is deemed an “interested person” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Interested Trustee”) of the Fund due to his position as Chief Executive Officer of the Advisor. Except for Mr. Bowen, each Trustee is not an “interested person” (as that term is defined in the 1940 Act) and is therefore referred to as an “Independent Trustee.” The officers of the Fund serve indefinite terms.

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The following tables identify the Trustees and executive officers of the Fund. Unless otherwise indicated, the address of all persons is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name and Year of Birth	Position(s) Held with Fund	Term of Office[1] and Year First Elected or Appointed [2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Interested Trustee
James A. Bowen[3] 1955	Trustee and Chairman of the Board	Class III Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	286	None
Independent Trustees
Richard E. Erickson 1951	Trustee	Class II Nominee Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	286	None
Thomas R. Kadlec 1957	Trustee	Class II Nominee Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	286	Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd., and Futures Industry Association
Denise M. Keefe 1964	Trustee	Class I Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	286	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (2021 to 2024); and Director of MobileHelp (2022 to 2024)
Robert F. Keith 1956	Trustee	Class I Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	286	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	Class III Since Fund Inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	286	None
Bronwyn Wright 1971	Trustee	Class III Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	260	None

Name and Year of Birth	Positions and Offices with Fund	Term of Office[1] and Length of Service[2]	Principal Occupation(s) During Past 5 Years
Executive Officers
James M. Dykas 1966	President and Chief Executive Officer	Indefinite Term Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	Indefinite Term Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P. (since July 2021); Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P. (2014 to 2021)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	Indefinite Term Since Fund Inception

General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC (Software Development Company); Secretary, Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist 1970	Vice President	Indefinite Term Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	Indefinite Term Chief Compliance Officer since 2011 and Assistant Secretary since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
[1]	Currently, Richard E. Erickson and Thomas R. Kadlec, as the Class II Trustees, are each serving a term until the Meeting or until their respective successors are elected and qualified. James A. Bowen, Niel B. Nielson and Bronwyn Wright, as the Class III Trustees, are each serving a term until the Fund’s 2025 annual meeting of shareholders (if held) or until their respective successors are elected and qualified. Denise M. Keefe and Robert F. Keith, as the Class I Trustees, are each serving a term until the Fund’s 2026 annual meeting of shareholders (if held) or until their respective successors are elected and qualified. Executive officers of the Fund have an indefinite term.
[2]	Except as otherwise provided below, all Trustees and executive officers were elected or appointed in conjunction with the Fund’s inception. Denise M. Keefe was appointed Trustee of all then-existing funds in the First Trust Fund Complex in November 2021. Bronwyn Wright was appointed Trustee of various then-existing funds in the First Trust Fund Complex in September 2023. James M. Dykas was elected President and Chief Executive Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Derek D. Maltbie was elected Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in June 2023. Kristi A. Maher was elected Chief Compliance Officer of all then-existing funds in the First Trust Fund Complex in December 2010, effective January 1, 2011.
[3]	Mr. Bowen is deemed an “interested person” of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., the Fund’s investment advisor.

Unitary Board Leadership Structure

Except in certain circumstances (as noted below) under which a Trustee is unable to sit on all the boards of all the funds in the First Trust Fund Complex (as defined below), each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee (except as noted below) currently serves as a trustee of six closed-end funds advised by First Trust Advisors (including the Fund); First Trust Series Fund, an open-end management investment company with five portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with seven portfolios advised by First Trust Advisors; and First Trust Exchange-Traded Fund (“FTETF”), First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with, in the aggregate, 268 portfolios (each such portfolio, an “ETF” and each such exchange-traded fund, an “ETF Trust”) advised by First Trust Advisors (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). Ms. Wright also serves as director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing 33 exchange-traded funds and one mutual fund, and advised by First Trust Advisors (collectively, the “First Trust UCITS”). In addition, Ms. Wright had previously served on the board of directors of First Trust Global Portfolios Management Limited, the manager to the First Trust UCITS and an affiliate of First Trust Advisors, but resigned such position effective March 6, 2023. Except as noted above, during the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates. Due to certain restrictions resulting from the 1940 Act, Ms. Wright does not currently serve as a Trustee of FTETF, with, in the aggregate, 26 portfolios. However, she serves as an advisory board member of FTETF.

The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, many of the First Trust Funds, in addition to sharing the same advisor, share many other service providers in their administration, resulting in an overlap of oversight obligations. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of Trustees of each of the First Trust Funds (such Boards of Trustees referred to herein collectively as the “Board” and, where appropriate in context, the term “Board” may also be used to refer to the Board of Trustees of the Fund) believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the First Trust Funds’ business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of six Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board. An individual who is not a Trustee serves as President and Chief Executive Officer of the First Trust Funds.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) chairing all meetings of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves for such term as approved by the Independent Trustees or until his or her successor is selected. Robert F. Keith currently serves as the Lead Independent Trustee.

In addition, the Independent Trustees may select one Independent Trustee to serve as a Vice Lead Independent Trustee for such term as approved by the Independent Trustees or until his or her successor is selected. The Vice Lead Independent Trustee assists the Lead Independent Trustee in the performance of his or her responsibilities and, in the absence of the Lead Independent Trustee, may act in the place of the Lead Independent Trustee. The Vice Lead Independent Trustee is also responsible for any other duties that the Independent Trustees may delegate to him or her. Thomas R. Kadlec currently serves as the Vice Lead Independent Trustee.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

The five standing committees of the Board are: the Executive Committee, the Dividend Committee, the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Dividend Committee, the Nominating and Governance Committee, the Valuation Committee and the Audit Committee each have a Chair, and the Audit Committee has a Vice Chair. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The next rotation is currently scheduled to be effective January 1, 2026. In addition, the Lead Independent Trustee and the Vice Lead Independent Trustee currently serve on the Executive Committee with the Interested Trustee.

Below is additional information about the Board’s standing committees.

Executive Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board to the extent permitted by the Fund’s Declaration of Trust and By-Laws. The members of the Executive Committee of the Fund are authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Mr. Bowen, Mr. Keith and Mr. Kadlec are members of the Executive Committee. During the Fund’s last fiscal year, the Executive Committee did not hold any meetings.

Dividend Committee. The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of distributions on the Fund’s Shares. Mr. Keith and Mr. Kadlec are members of the Dividend Committee. During the Fund’s last fiscal year, the Dividend Committee did not hold any meetings.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund’s Board. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an “independent director” within the meaning of the listing rules of the primary national securities exchange on which the Fund’s shares are listed for trading. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at https://www.ftportfolios.com (go to News & Literature on the Fund’s webpage). The Board has adopted a mandatory retirement age of 75 for Independent Trustees, beyond which age Independent Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term.

If there is no current or anticipated vacancy on the Fund’s Board, the Nominating and Governance Committee will not actively seek recommendations for nominations from other parties, including shareholders of the Fund. If a vacancy on the Board occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. In addition, the Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Fund’s Board, shareholders should mail such recommendation to W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Under no circumstances will the Nominating and Governance Committee evaluate nominees recommended by a shareholder of the Fund on a basis substantially different from that used for other nominees for the same election or appointment of Trustees. However, the Nominating and Governance Committee reserves the right to make the final selection of any Trustee nominees and is not required to take action with respect to any recommendations that may be submitted by shareholders of the Fund. In connection with the evaluation of candidates for a position on the Fund’s Board, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and any other reviews described in the By-Laws. Further, the By-Laws include qualifications and requirements for Trustee eligibility that generally apply to all persons that may be nominated, elected, appointed, qualified or seated to serve as Trustees (collectively, the “Qualification Requirements”) unless a majority of the Trustees then in office determine that failure to satisfy a particular Qualification Requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Trustee or the free flow of information among Trustees or between the Advisor and the Trustees. Reference is made to the By-Laws for more details about the Qualification Requirements. (For information regarding shareholder proposals, including proposals to make a nomination for election to the Fund’s Board, see “Additional Information – Shareholder Proposals” below.)

During the Fund’s last fiscal year, the Nominating and Governance Committee held four meetings.

Valuation Committee. The Valuation Committee is responsible for overseeing the activities of the Advisor as the “Valuation Designee” in performing the fair value determinations relating to the Fund’s securities and other investments pursuant to Rule 2a-5 under the 1940 Act. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright are members of the Valuation Committee. During the Fund’s last fiscal year, the Valuation Committee held four meetings.

Audit Committee. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process, and for evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at https://www.ftportfolios.com (go to News & Literature on the Fund’s webpage). Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright, all of whom are “independent directors” within the meaning of the listing rules of the primary national securities exchange on which the Fund’s shares are listed for trading, serve on the Audit Committee. Mr. Kadlec and Mr. Keith have each been determined to qualify as an “Audit Committee Financial Expert” as such term is defined in Form N-CSR.

During the Fund’s last fiscal year, the Audit Committee held nine meetings.

In carrying out its responsibilities, as described below under “Independent Auditors’ Fees  — Pre-Approval,” the Audit Committee pre-approves all audit services and permitted non-audit services for the Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP (“Deloitte & Touche”), the Fund’s independent registered public accounting firm (“independent auditors”), if the engagement relates directly to the operations and financial reporting of the Fund.

During the Fund’s last fiscal year, each Trustee attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Trustee served that were held during the period for which the Trustee served as a Trustee.

Risk Oversight

As part of its general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor’s advisory oversight group and the Fund’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s advisory oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors and their operations and processes. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Fund’s independent auditors, the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors the Fund’s valuation risk and oversees the Advisor’s performance as Valuation Designee.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and, if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other principal service providers, including any affiliates of these entities. In addition, as indicated above, the Qualification Requirements are set forth in the By-Laws.

The Nominating and Governance Committee unanimously determined to recommend the nomination of Richard E. Erickson, who has served as a Trustee to the First Trust Funds since 1999, and Thomas R. Kadlec, who has served as a Trustee to the First Trust Funds since 2003. The Board received and reviewed the recommendation of the Nominating and Governance Committee and unanimously determined to nominate Dr. Erickson and Mr. Kadlec for election as Class II Trustees by shareholders of the Fund for a three-year term.

Listed below for each nominee and each continuing Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement, that each nominee and each continuing Trustee should serve as a Trustee.

Nominees

Independent Trustees

Richard E. Erickson, M.D., was previously an orthopedic surgeon with Edward-Elmhurst Medical Group from 2021 to September 2023. Prior thereto, he was President of Wheaton Orthopedics (from 1990 to 2021), a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017  –  2019) and on the Executive Committee (2008 – 2009 and 2017 – 2022), Chairman of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chairman of the Valuation Committee (June 2006 – 2007, 2010 – 2011 and 2020 – 2022) and Chairman of the Audit Committee (2012 – 2013) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2023) of the First Trust Funds.

Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of the Fund since its inception and of the First Trust Funds since 2003. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He also served as Chairman of the Valuation Committee (2008 – 2009 and 2017 – 2019), Chairman of the Audit Committee (2010  –  2011 and 2020 – 2022) and Chairman of the Nominating and Governance Committee (2012  –  2013) of the First Trust Funds. He currently serves as Vice Lead Independent Trustee (since March 12, 2024), on the Executive Committee (since March 12, 2024), on the Dividend Committee (since March 12, 2024) and as Chairman of the Nominating and Governance Committee (since January 1, 2023) of the First Trust Funds.

Continuing Trustees

Independent Trustees

Denise M. Keefe has been Senior Vice President of Advocate Health, Continuing Health Division, since 2023, and from 2018 to 2023 was Executive Vice President of Advocate Aurora Health (together, with Advocate Health, “Advocate”). Advocate is one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since November 1, 2021. In addition, she currently serves as Audit Committee Vice Chair (since March 12, 2024) of the First Trust Funds.

Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services Company; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since 2006. Mr. Keith has also served as Chairman of the Audit Committee (2008 – 2009 and 2017 – 2019), Chairman of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022), and Chairman of the Valuation Committee (2014  – 2016) of the First Trust Funds. He also served as Lead Independent Trustee (2012 – 2013) and on the Executive Committee (2012 – 2016) of the First Trust Funds. He currently serves as Lead Independent Trustee, Chairman of the Dividend Committee and on the Executive Committee (each since January 1, 2023) of the First Trust Funds.

Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services, since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 to 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 – 2007 and 2014  –  2016), Chairman of the Valuation Committee (2012 – 2013), Chairman of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019), Chairman of the Dividend Committee (2020  –  2022), and Lead Independent Trustee (2010 – 2011 and 2020 – 2022) of the First Trust Funds. Further, he has served as a member of the Executive Committee (2010 – 2011 and January 1, 2020 – March 12, 2024) and the Dividend Committee (October 19, 2020 – March 12, 2024) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2023) of the First Trust Funds.

Bronwyn Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman. Ms. Wright has served as a Trustee of the First Trust Funds (other than FTETF) and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of such First Trust Funds since September 10, 2023.

Interested Trustee

James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios L.P. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 40 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999.

Other Information

Executive Officers

The executive officers of the Fund hold the same positions with each fund in the First Trust Fund Complex (representing 286 portfolios) as they hold with the Fund.

Beneficial Ownership of Shares Held in the Fund by Trustees and Executive Officers

The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in the Fund and the dollar range of equity securities beneficially owned by the Trustees in all funds in the First Trust Fund Complex, including the Fund, as of December 31, 2023:

	Interested Trustee	Independent Trustees
	James A. Bowen	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright[1]
Fund	$0 (0 Shares)	$0 (0 Shares)	$0 (0 Shares)	$0 (0 Shares)	$0 (0 Shares)	$0 (0 Shares)	$0 (0 Shares)
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the First Trust Fund Complex Overseen by Trustee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

1 Ms. Wright was appointed to the Board of Trustees of the First Trust Funds (other than FTETF) effective September 10, 2023.

As of December 31, 2023, the Trustees and executive officers of the Fund as a group beneficially owned none of the Shares of the Fund.

Under the Qualification Requirements described above, Trustees are required to agree to maintain an investment in the investment companies advised by the Advisor consistent with any applicable policy of the Board. In this regard, the Independent Trustees have adopted a policy that establishes the expectation that, within three years of becoming an Independent Trustee, the Independent Trustee will have invested an amount in the funds in the First Trust Fund Complex he or she oversees in the aggregate of at least one year’s annual retainer for Board service, with investments allocated among the funds in the First Trust Fund Complex depending on what is suitable for the Trustee’s personal investment needs.

As of December 31, 2023, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of the Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of the Fund, nor, since the beginning of the most recently completed fiscal year of the Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

Compensation

Effective January 1, 2023, the fixed annual retainer paid to the Independent Trustees was $275,000 per year, and each Independent Trustee received an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each target outcome fund and $250 for each index fund. Effective January 1, 2024, the fixed annual retainer paid to the Independent Trustees is $285,000 per year, and each Independent Trustee receives an annual per fund fee of $7,500 for each closed-end fund, $2,000 for each actively managed fund, $750 for each target outcome fund and $500 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Vice Lead Independent Trustee is paid up to $25,000 annually (effective March 12, 2024), the Chair of the Audit Committee is paid $25,000 annually, the Chair of the Valuation Committee is paid $20,000 annually, the Chair of the Nominating and Governance Committee is paid $20,000 annually and the Vice Chair of the Audit Committee is paid $15,000 annually (effective March 12, 2024) to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chair, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate in accordance with the rotation periods established by the Board.

During the Fund’s last fiscal year, the Board held eight meetings.

For the Fund’s last fiscal year, the aggregate fees and expenses paid to all Trustees by the Fund (including reimbursement for travel and out-of-pocket expenses) amounted to $19,369.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees (including reimbursement for travel and out-of-pocket expenses) for the Fund’s most recently completed fiscal year (ended November 30, 2023). The Fund has no retirement or pension plans. The executive officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.

Trustee Compensation

	Interested Trustee	Independent Trustees
	James A. Bowen	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright[2]
Fund	$0	$3,687	$3,686	$3,678	$3,688	$3,687	$943
Total Compensation for Serving the First Trust Fund Complex[1]	$0	$572,000	$567,000	$547,000	$577,000	$567,000	$274,250

[1]	For the calendar year ended December 31, 2023 for services to four portfolios of First Trust Series Fund and seven portfolios of First Trust Variable Insurance Trust, open-end funds; 14 closed-end funds; and 237 series of the ETF Trusts. Compensation includes, with respect to certain ETFs, compensation paid by the Advisor rather than by the ETF directly pursuant to the terms of the advisory agreement between the applicable ETF Trust and the Advisor.
[2]	Ms. Wright was appointed to the Board of Trustees of the First Trust Funds (other than FTETF) effective September 10, 2023.

Attendance at Annual Meetings of Shareholders

The Fund’s Board of Trustees seeks to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Fund’s Nominating and Governance Committee Charter, which is available on the Fund’s website located at https://www.ftportfolios.com (go to News & Literature on the Fund’s webpage). In addition, the attendance of the Board of Trustees at last year’s annual shareholder meeting is available on the Fund’s website located at https://www.ftportfolios.com. To find the Board of Trustees’ attendance, select the Fund under the “Closed-End Funds” tab, select the “News & Literature” link, and go to the “Shareholder Updates and Information” heading.

Audit Committee Report

The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund’s accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the “Charter”) that was most recently reviewed by the Board of Trustees on December 11, 2023, a copy of which is available on the Fund’s website located at https://www.ftportfolios.com (go to News & Literature on the Fund’s webpage). As set forth in the Charter, management of the Fund has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The Fund’s independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls.

In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche LLP, the audited financial statements of the Fund for the fiscal year ended November 30, 2023 at a meeting held on January 23, 2024, and discussed the audits of such financial statements with the independent auditors and management.

In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

The members of the Fund’s Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Fund’s Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact “independent.”

Based on its consideration of the Fund’s audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche LLP, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of the Fund’s audited financial statements in the Fund’s Annual Report to Shareholders for the year ended November 30, 2023.

Submitted by the Audit Committee of the Fund:

Richard E. Erickson

Thomas R. Kadlec

Denise M. Keefe

Robert F. Keith

Niel B. Nielson

Bronwyn Wright

Independent Auditors’ Fees

Deloitte & Touche has been selected to serve as the independent auditors for the Fund for its current fiscal year, and acted as the independent auditors for the Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the fees set forth below.

	Audit Fees[1]		Audit-Related Fees		Tax Fees[2]		All Other Fees
Fees Billed To:	2022	2023	2022	2023	2022	2023	2022	2023
Fund Advisor	$44,000 N/A	$44,000 N/A	$0 $0	$0 $0	$16,250 $0	$21,000 $0	$0 $0	$0 $0

1 These fees were the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

2 These fees were for tax consultation and/or tax return preparation.

Non-Audit Fees

During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated.

Aggregate Non-Audit Fees

Fees Billed To:	2022	2023
Fund Advisor	$16,250 $0	$21,000 $44,000

Pre-Approval

Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of the Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chair or Vice Chair of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

The Audit Committee is also responsible for the pre-approval of the independent auditors’ engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors’ independence.

None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

Because the Audit Committee has not been informed of any such services, the Audit Committee has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Additional Information

Shareholder Proposals

Shareholder Proposals for Inclusion in the Fund’s Proxy Statement Relating to its 2025 Annual Meeting (if Held). As the Advisor announced on September 10, 2024, the Board of Trustees has recently approved the reorganization (“Reorganization”) of the Fund into a newly created exchange-traded fund, subject to requisite approval by the Fund’s shareholders and satisfaction of applicable regulatory requirements and approvals and customary closing conditions. If the Reorganization is consummated, the Fund will cease to exist and will not hold future annual meetings of shareholders. Please note that shareholders will not be asked to consider and/or vote on the Reorganization at the Meeting. Rather, it is anticipated that a separate special meeting of shareholders will be scheduled for a future date to consider the Reorganization and that proxy materials relating to that special meeting will be available to shareholders after they are filed with the SEC.

To be considered for presentation at the 2025 annual meeting of shareholders of the Fund (if held) and included in the Fund’s proxy statement relating to such meeting, a shareholder proposal must be submitted pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) and must be received at the principal executive offices of the Fund not later than June 16, 2025. However, timely submission of a proposal does not mean that such proposal will be included in the Fund’s proxy statement.

Other Shareholder Proposals. In addition to any requirements under applicable law (including without limitation the proxy rules under the 1934 Act) and the applicable Declaration of Trust, under the Fund’s By-Laws, any proposal to elect any person nominated by a shareholder for election as Trustee and any other proposal by a shareholder may only be brought before an annual meeting of the Fund if, among other requirements, the proposing shareholder would be entitled to vote on the proposal and timely written notice (the “Shareholder Notice”) is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund’s By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. In order for a shareholder to properly propose a nominee for election to the Board of Trustees of the Fund or to propose business outside of Rule 14a-8, in addition to complying with the advance notice provisions, the shareholder must also comply with all other relevant provisions set forth in the By-Laws. Copies of the By-Laws can be found in the Current Report on  Form 8-K filed by the Fund with the SEC on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive offices. Any shareholder considering making a nomination or submitting any other proposal should carefully review the By-Laws.

In addition, the By-Laws provide that, unless required by applicable law, no matter shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee of the Board of Trustees and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Investment Advisor, Sub-Advisor, Administrator and Transfer Agent

First Trust Advisors L.P. (previously defined as “First Trust Advisors”), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund’s investment advisor. First Trust Advisors is also responsible for providing certain clerical, bookkeeping and other administrative services to the Fund and also provides fund reporting services to the Fund for a flat annual fee. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors and the sole Interested Trustee of the Fund.

Confluence Investment Management LLC, 20 Allen Avenue, Suite 300, St. Louis, Missouri 63119, serves as the investment sub-advisor to the Fund. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, fund accountant and custodian to the Fund. Computershare, Inc., P.O. Box 43006, Providence, Rhode Island 02940, acts as the transfer agent to the Fund.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s Trustees, the Fund’s officers subject to such provisions, certain persons affiliated with First Trust Advisors and any sub-advisor, and persons who beneficially own more than 10% of the Fund’s Shares to file reports of ownership and changes of ownership with the SEC. Based upon a review of certain related forms filed with the SEC and certain written representations, the Fund believes that during the fiscal year ended November 30, 2023, all such filing requirements applicable to such persons were met except as follows: On April 18, 2024, one late Form 3 was filed for Derek D. Maltbie, the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Fiscal Year

The fiscal year end for the Fund is November 30.

Delivery of Certain Documents

The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll-free (800) 988-5891.

Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Matters to Come Before the Meeting

No business other than the proposal to elect Dr. Erickson and Mr. Kadlec as the Class II Trustees of the Fund, as described above, is expected to come before the Meeting, but should any other matter permitted under the By-Laws to be brought before the Meeting and requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting submitted to shareholders, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

October 2, 2024

It Is Important That Proxies Be Returned Promptly. Shareholders Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNTIES FUND
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting scheduled to be held at
120 E. Liberty Drive, Suite 400
Wheaton, Illinois 60187
on November 12, 2024

Please detach at perforation before mailing.

PROXY

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 12, 2024
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek D. Maltbie and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") that is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 12:00 noon Central Time on the date indicated above, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 2, 2024, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. **In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting).** A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the election of the nominees set forth.**

FGB_XXX_XXXXX

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on November 12, 2024
The Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/XXXXX

Please detach at perforation before mailing.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SET FORTH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal

1. Election of two Class II Trustees.
The Board of Trustees recommends that you vote FOR the election of the two Class II Nominees for a three-year term.

	FOR	WITHHOLD
01. Richard E. Erickson	☐	☐
02. Thomas R. Kadlec	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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